Exhibit 99.2 Targeted Regeneration March 2025

Legal Disclaimers This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “will,” “plan,” “intend,” “potential,” “expect,” “could,” or the negative of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Surrozen’s discovery, research and development activities, in particular its development plans for its product candidates (including anticipated clinical development plans and timelines, the availability of data, the potential for such product candidates to be used to treat human disease, as well as the potential benefits of such product candidates) and the Company’s partnership with Boehringer Ingelheim, including the potential for future success-based development, regulatory, and commercial milestone payments, in addition to mid-single digit to low-double digit royalties on sales. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the management of Surrozen and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Surrozen. These forward-looking statements are subject to a number of risks and uncertainties, including the initiation, cost, timing, progress and results of research and development activities, preclinical and clinical trials with respect to its product candidates, and potential future drug candidates; Surrozen’s ability to fund its preclinical and clinical trials and development efforts, whether with existing funds or through additional fundraising; Surrozen’s ability to identify, develop and commercialize drug candidates; Surrozen’s ability to successfully complete preclinical and clinical studies for its product candidates; the effects that arise from volatility in global economic, political, regulatory and market conditions; and all other factors discussed in Surrozen’s Annual Report on Form 10-K for the year ended December 31, 2023 and Surrozen’s Quarterly Report on Form 10- Q for the quarter ended September 30, 2024 to be filed with the Securities and Exchange Commission ( SEC ) under the heading “Risk Factors,” and other documents Surrozen has filed, or will file, with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Surrozen presently does not know, or that Surrozen currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Surrozen’s expectations, plans, or forecasts of future events and views as of the date of this presentation. Surrozen anticipates that subsequent events and developments will cause its assessments to change. However, while Surrozen may elect to update these forward-looking statements at some point in the future, Surrozen specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Surrozen’s assessments of any date after the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. 2 © 2025 Surrozen, Inc.

Legal Disclaimers This presentation is not an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security, nor is it a solicitation of a proxy, consent or authorization with respect to any securities transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. 3 © 2025 Surrozen, Inc.

Leader in Antibody → Innovator in modulating the Wnt pathway for tissue regeneration • Novel and clinically validated treatment strategy for large markets with Engineering to high unmet need Modulate Wnt • Significant strategic interest in Wnt signaling approach: Merck, Roche, BI Signaling in → Therapeutic relevance of Wnt signal activation supported by clinical POC in DME Ophthalmology → Pipeline of multiple ophthalmology development candidates targeting highly prevalent retinal and corneal diseases → Proprietary antibody platforms with robust patent estate including FZD4/LRP antibodies • Patent applications cited as prior art to Eyebio/Merck's Restoret → Advancing potential best-in-class FZD4/LRP targeted SWAP to the clinic with partner Boehringer Ingelheim for retinal diseases 4 © 2025 Surrozen, Inc.

Targeting Wnt: Significant Potential in Ophthalmology FEVR Diabetic Macular Edema Fuch’s Endothelial Wet AMD Dystrophy Dry AMD Uveitic Macular Edema Diabetic Retinopathy Glaucoma Stargardt’s Retinitis Pigmentosa Macular Telangiectasia 5 © 2025 Surrozen, Inc.

Portfolio Targeting High Value Ocular Indications PROGRAM INDICATION RESEARCH PRE-CLINICAL PHASE 1 PHASE 2 SZN-413 Retinopathies FZD4 SZN-8141 wet AMD, DME FZD4, VEGF SZN-8143 wet AMD, DME, UME FZD4, VEGF, IL-6 Fuchs’ Endothelial Corneal Dystrophy (FECD) SZN-113 FZD127 Geographic Atrophy (GA) 6 © 2025 Surrozen, Inc.

Advantages of Wnt Signaling in Ophthalmology Therapeutic Wnt signaling has potential to improve standard of care across ophthalmology by: • Regeneration of normal vessels and restoration of Surrozen is the leader in retinal barrier function in retinal injury discovering multivalent antibody – Genetic validation for Wnt signal activation through formats to target FZD4 in Norrie Disease specific Wnt signaling receptors → Mutli-specific development • Preservation of RPE cells and photoreceptors candidates target Wnt and in models of Dry AMD/GA clinically validated targets in the eye • Increasing healthy endothelial cell density and function in corneal diseases 7 © 2025 Surrozen, Inc.

Ophthalmology Franchise Executive Summary

Wnt signaling is implicated in multiple diseases and tissues in the eye

Surrozen has considerable discovery capabilities in ophthalmology

- Antibody discovery and pre-clinical models established for retinal and corneal diseases

Surrozen ophthalmology discovery franchise has already generated one development candidate

- SZN-413 licensed to Boehringer Ingelheim in October 2022
- Potential best-in-class FZD4/LRP bi-specific antibody for retinal diseases like neovascular AMD and DME
- Narrowly defined license enables Surrozen to pursue additional FZD4 targeted antibodies on its own

Surrozen has multiple novel ophthalmology development candidates

- SZN-8141 and 8143 for wet AMD, DME and UME | FZD4/VEGF combination (one molecule) and FZD4/VEGF/IL-6 combination (one molecule)
- SZN-113 for Geographic Atrophy (FZD127)
- SZN-113 for Fuchs' Endothelial Cell Dystrophy (FZD127)

IND targeted for 2026

© 2025 Surrozen, Inc.

8

Strategic Interest in Targeting Merck acquisition of EyeBio in 2024 for $1.2BN: FZD4/LRP5 targeting for DME and nvAMD Wnt Pathway for Therapeutics Roche acquisition of AntlerA in 2024: Wnt mimetic library 9 © 2025 Surrozen, Inc.

FZD4/Multi-Target Strategy Multiple Potential Candidates FZD4 FZD4-αVEGF FZD4-αIL6 FZD4-αVEGF-αIL6 Combination of FZD4 agonism Generate new FZD4 agonists: IL6 is one of the major Combining all three in one and VEGF/VEGFR antagonism • New formats contributors to retinal vascular molecule could become the may have benefits over single • New binders to FZD4 and/or LRP inflammation. Combination of best-in-class treatment for agent alone for DME/ wet the two may have benefits in multiple type of retinopathies AMD treatment DME/wet AMD, UME 10 © 2025 Surrozen, Inc.

SZN-413 Program First Fzd4/Lrp5 Targeted Wnt Mimetic

Novel mechanism for treatment of retinopathies that can SZN-413 Program directly reduce leakage and potentially reduce VEGF Summary production Antibody Targeted FZD4/Norrin signaling in the eye is known to mediate proper to FZD4 function of retinal vascular endothelial cells Multiple preclinical models of retinal injury demonstrated that SZN-413 rapidly reduces vascular leakage and avascular areas SZN-413 was licensed to Boehringer-Ingelheim (BI) under an October 2022 collaboration and licensing agreement • Surrozen received $12.5M upfront; potential milestones of up to $586.5M; mid-single to low double-digit royalties • $10M milestone payment received in 2024 for Start of Development (SOD) • $22.5M received to date • Potential for additional near-term milestones through IND 12 © 2025 Surrozen, Inc.

SZN-413: Potential for Full Reversal of Patient's Retinopathy



SZN-413-p
Fzd4
Lrp5
Fzd4
Vessel growth
Vascular barrier function

Retinal Vascular Program

SZN-413 addresses retinal non-perfusion and vascular leakage simultaneously

FZD4/Norrin signaling plays critical role in maintenance of retinal vasculature integrity



Avascular area/Total area (%)
Tuft area/Total area (%)
***
*
*
****
ns
****
Vehicle
Aflibercept
SZN-413
OIR - Vehicle
OIR - SZN-413 4 μM
Normoxia

Nguyen et al., 2022

SZN-413 (FZD4 SWAP Wnt Mimetic):

- Stimulated Wnt signaling increased tight junction protein expression in endothelial cells
- Restored norrin function in Ndp KO mice
- Reduced avascular area & pathologic NV tuft formation in OIR model
- Reduced vascular leakage in VEGF-induced retinal model

© 2025 Surrozen, Inc.

13

Surrozen FZD4/LRP/VEGF/IL-6 Programs Targeting Multiple Pathways for Retinal Vascular Diseases

SZN-8141 & SZN-8143 Address Unmet Needs in Wet AMD

Based on recent ASRS Practice Trends survey of ophthalmologists, the largest unmet needs for Wet AMD & DME are:



Greater Durability
US 78.6%
INTL 74.3%
Improved Vision
US 50.4%
INTL 55.2%
Longer VEGF Suppression
US 47.1%
INTL 58.2%
Stable Anatomy
US 29.5%
INTL 45.5%
None of the Above
US 1.1%
INTL 0.0%
Other
US 2.5%
INTL 0.4%

Hahn P, ed. *ASRS 2023 Preferences and Trends Membership Survey*, Chicago IL. American Society of Retina Specialists, 2023.

FZD4 antibodies targeting in combination with anti-VEGF and/or IL6 have the potential to:

Improve anatomical outcomes:

- FZD4 activation complements anti-VEGF to provide stronger suppression of vascular leakage
- FZD4 activation regenerates RPE and reduces RPE atrophy
- FZD4 fixes damaged vessels and restores oxygen and nutritional supply to the tissue

Extend VEGF suppression:

- Two complementary mechanisms restore vascular function which improves oxygenation of tissue and suppresses VEGF production

Enhance durability and improve vision:

- All of these benefits can lead to greater durability and vision improvement

© 2025 Surrozen, Inc.

15

✱✱✱✱ SZN-8141 (FZD4-αVEGF) is Efficacious in Mouse Models Negative control FZD4-αVEGF Negative control SZN-8141 Oxygen-Induced SZN-8141 Retinopathy (OIR) Negative control 0 5 10 15 20 25 Avascular area (% of total area) Fundus fluorescein angiography at day 7 Eylea Negative control SZN-8141 2000000 Eylea Negative control Laser-Induced Choroidal 1500000 SZN-8141 Neovascularization 1000000 CNV lesions at day 7 (CNV) Eylea Negative control SZN-8141 **** 500000 **** ** ** *** 0 0 2 4 6 8 Time after laser injury (day) 16 PhalloidinIB4 CNV leakage (intergrated fluorescent density) © 2025 Surrozen, Inc.

✱✱✱✱ ns ✱✱✱✱ SZN-8143 (FZD4-αVEGF-αIL6) Demonstrated Efficacy in OIR Model and Superior Normalization of Barrier Than Monotherapy In Vitro Negative control FZD4-αVEGF Negative control SZN-8141p 814-αVEGF-αIL6 Oxygen-Induced 814-αIL6-αVEGF Retinopathy SZN-8141p (OIR) Negative control 0 5 10 15 20 Avascular area (% of total area) +VEGF +IL6 anti-VEGF anti-IL6 814-αIL6-1-αVEGF Control Control In-Vitro (HRMEC Cells) HRMEC cells (ZO-1, MKI67) cultured with treatment (Eylea, anti-IL6, 814-αIL6-1-αVEGF at 10nM) for 2h prior to stimulation with VEGF (50 ng/mL) and IL6 (50 ng/mL) for an additional 2h. Arrows indicate gaps in ZO-1 tight junctions. 17 © 2025 Surrozen, Inc.

Cornea Endothelium Program

Cornea Program: Wnt Signal Activation/Corneal Regeneration

Fuchs' endothelial cell dystrophy (FECD) is a disease characterized by corneal swelling and ultimately vision loss caused by progressive loss of corneal endothelial cells

FZD127 antibody is a novel approach to treating dysfunctions of corneal endothelium, like Fuchs' Dystrophy

- **Corneal transplantation surgery** is only direct treatment option, but is infrequently used to due to:
  - Limit on donor corneas (~20K in US/year)
  - Invasive procedure and notable re-transplantation rate
  - Variable outcomes on vision improvement
- Medical therapies limited to topical symptomatic treatment
- Few direct treatments being explored, but have limitations on efficacy and invasiveness

SZN-113 (FZD127) has demonstrated preclinical evidence of:

- **Proliferation of healthy endothelial cells** and **reorganization of matrix** in human explants
- **Recovery of cornea thickness and clarity** in mouse and rabbit cryoinjury models

Market research confirms large commercial opportunity as treatment for moderate-severe Fuchs' Dystrophy ahead of surgery

- Additional indication potential in endothelial damage from cataract surgery, supplement to corneal transplant surgeries

© 2025 Surrozen, Inc.

19

Fuchs’ Endothelial Cell Dystrophy Loss of Endothelial Cells Causes Cornea Swelling and Vision Loss Healthy Fuchs’ dystrophy • Ion pumps in corneal endothelium maintain corneal thickness and clarity • Loss of corneal endothelial cells causes corneal swelling, haziness and vision loss, accompanied by ECM deposition (“guttata”) Normal Fuchs’ • High Prevalence: – 2.9M diagnosed patients with moderate-to-severe FECD – Treatment option includes surgery – Market research: Strong opportunity for WNT approach to avoid or delay surgery Cell loss and ECM deposits cause corneal swelling, haziness, and vision loss Citations: Link1, Link2, Link3 20 © 2025 Surrozen, Inc.

SZN-113 is Efficacious in Mouse and Rabbit Cryoinjury Models SZN-113 Reduced Corneal Thickness and Improved Clarity Score Central Corneal Thickness SPOTS Clarity Score SPOTS Clarity Score Day 3 5 Anti-GFP anti-GFP 4 SZN-113p 0.5ug SZN-113p 5ug 3 SZN-113p 25ug 2 * * 1 SZN-113p 0 Pre 0 1 2 3 4 Days • Trans-corneal injury induces endothelial cell loss and corneal edema (thickening) • SZN-113 rapidly and significantly reduced central corneal thickness Improved corneal clarity 3 days after injury and treatment • SZN-113 rapidly induced improvement in corneal clarity (scoring by cornea specialist (SPOTs grading scale) blinded to treatment group) 21 Clarity Score © 2025 Surrozen, Inc.

SZN-113 Stimulates Proliferation in Human Cornea Cultures Wnt activation Proliferation ns AXIN2 - 24h Human endothelial ✱ 8 2.0 “skirts” can be removed and cultured 6 1.5 4 1.0 2 0.5 0 0.0 SZN platforms and competitors' comparison • SZN-113 activates Wnt pathway • SZN-113 as good or better than engineered FGF 22 a-GFP SZN-113 TTHX1114 a-GFP SZN-113 AXIN2 fold change relative to ACTB normalized to control + Relative Ki67 cells (normalized to a-GFP) © 2025 Surrozen, Inc.

SZN-113 Stimulates Proliferation in Human Cornea Cultures Human corneas (healthy and Fuchs') from eye bank can be incubated and treated in vitro for several days Healthy donor cornea Disease donor cornea α-GFP SZN-113 ZO-1 Ki67 DAPI SZN-113 induces ~10-fold increase in proliferation in healthy human and FECD disease tissue 23 Cornea explant © 2025 Surrozen, Inc.

Dry AMD and Geographic Atrophy

SZN-113 (FZD127) has Novel Potential to Treat Dry AMD/ GA through Preservation of Critical Retinal Layers

01

FZD127 antibody targeting of retinal neurons is a novel approach to treating Dry AMD/GA

- **Complement inhibition treatment** has shown marginal clinical utility
  - Lack of vision improvement, infrequent but significant SAE's
- **KOLs cite "holy grail" in dry AMD is protection/preservation of RPE and photoreceptors**

02

SZN-113 (FZD127) has demonstrated preclinical evidence of:

- Neuroprotection in acute injury (MNU-induced) and progressive degeneration (rd10 mutant) models of photoreceptor damage
- Stimulation of **RPE proliferation and differentiation** in vitro

03

Potential as monotherapy or combination with other existing/novel GA treatment approaches

© 2025 Surrozen, Inc.

25

Leveraging Activation of Wnt Signaling in the Eye Can Provide Protection and/or Regeneration Upon activation of Wnt signaling in the retina: • Muller glia could be stimulated to secrete growth factors that provide IVT injection neuroprotection Wnt mimetic • Photoreceptors could potentially be more resistant to insults • RPEs could potentially be regenerated Retina 26 Muller glia Photoreceptors RPE © 2025 Surrozen, Inc.

SZN-113 Can Provide Neuroprotection in a Mouse Model of Photoreceptor Degeneration


Vehicle
TUNEL DAPI


SZN-113

- MNU injury characterized by extensive photoreceptor cell death in the outer nuclear layer
- TUNEL staining detects DNA breaks associated with apoptosis (cell death)
- Multiple SWAP antibodies including SZN-113 mitigated the number of effected cells
- Location of apoptosis in the ONL is consistent with a photoreceptor specific effect


SZN-113
Vehicle
*
0
20
40
60
80
TUNEL-positive cells (% of cells per total DAPI-positive cells)

© 2025 Surrozen, Inc.

27

SWAPs Stimulate/Accelerate RPE Proliferation and Differentiation hiPSC-RPE Melanin Deposit 3D human primary RPE expansion (Day 14) hiPSC-RPE Melanin Deposit 2.5 Negative control SWAP1+RSPO SWAP1+RSPO Negative control Negative Control SWAP1+RSPO 2.0 1.5 • FZD-specific SWAPs can stimulate proliferation of RPE cells in vitro • RPE monolayer differentiation can be facilitated by FZD-specific SWAPs 1.0 0 10 20 30 Treatment days 28 Melanin deposit (OD 405 nm, normalized) Day 58 Day 26 © 2025 Surrozen, Inc.

Glossary

AMD	Age-related macular degeneration
CNV	Choroidal neovascularization
DME	Diabetic macular edema
ECM	Extracellular matrix
FECD	Fuchs' endothelial corneal dystrophy
FEVR	Familial exudative vitreoretinopathy
Fzd	Frizzled
GA	Geographic atophy
GFP.	Green fluorescence protein
HiPSC	Human induced pluripotennt stell
HRMEC	Human retinal microvascular endothelial cells
IND.	Investigational new drug
IL-6	Interleukin 6
IVT.	Intravitreal injection
KO.	Knock-out model
Lrp	Lipoprotein receptor-related protein
MNU	N-methyl-N-nitrosourea (rodent models)
Ndp.	Norrie disease gene
NV.	Neovascularization
POC.	Proof-of-concept
OIR	Oxygen induced retinopathy
ONL	Outer nuclear layer of the retina
RPE	Retinal pigment epithelium
RSPO	R-spondins
SOC.	Standard of care
SOD	Start of developmennt
SWAP.	Surrozen Wnt signal activating proteins
TUNEL	Test to determine if eye cells indicate apoptotic cell death
UME	Uveitic macular edema
VEGF/R	Vascular endothelial growth factor/receptors
Wnt	Wingless-related integration site

© 2025 Surrozen, Inc.

29